UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 15, 2007

ELIZABETH ARDEN, INC.

(Exact name of registrant as specified in its charter)

Florida	1-6370	59-0914138

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 S.W. 145 Avenue, Miramar, Florida	33027

(Address of principal executive offices	(Zip Code)

Registrant's telephone number, including area code:	(954) 364-6900

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 -- CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

          At the August 15, 2007 meeting of the Board of Directors (the "Board") of the Company, and based on the recommendation of the Compensation Committee of the Board (the "Compensation Committee"), the Board approved the following compensation that may be paid by the Company to its named executive officers (as such term is defined in Instruction 4 to Item 5.02 of Form 8-K (the "Named Executives")):

Base Salaries

          The Named Executives listed in the following table are eligible to receive the following annual base salaries, effective September 1, 2007:

Named Executive	Position	Base Salary

E. Scott Beattie	Chairman of the Board, President and Chief Executive Officer	$780,000
Paul West(1)	Former President and Chief Operating Officer	$75,000
Stephen J. Smith	Executive Vice President and Chief Financial Officer	$380,000
Jacobus A.J. Steffens(2)	Executive Vice President, General Manager - International	$435,104
Joel B. Ronkin	Executive Vice President, General Manager - North America Fragrances	$400,000

(1)

Effective on August 16, 2006, Mr. West was elected to the Board as Vice Chairman and ceased serving as the President and Chief Operating Officer of the Company. Mr. West continues to serve as a non-executive employee of the Company. Mr. West, as a director of the Company and Vice Chairman of the Board, will receive stock incentive grants consistent with those made to non-employee directors.

(2)	Mr. Steffens' annual base salary is 530,000 Swiss Francs, which equates to US$435,104, based on an August 15, 2007 exchange rate of 1.2181 Swiss Francs to the U.S. dollar.

Management Bonus Plan

          The Named Executives listed in the following table are eligible to earn cash bonus payments (the "Bonus") under the Management Bonus Plan (the "Management Plan") upon the Company's achievement of performance goals as described in the following table:

Named Executive	Position	Percentage of Base Salary Payable if all Quarterly Targets are Achieved(1)	Percentage of Base Salary Payable if Threshold Level Annual Target is Achieved(2)	Percentage of Base Salary Payable if Goal Level Annual Target is Achieved(3)	Additional Percentage of Base Salary Payable if Superior Level Annual Target is Achieved(4)

E. Scott Beattie	Chairman of the Board, President and Chief Executive Officer	40%	30%	60%	50%
Paul West	Former President and Chief Operating Officer(5)	--	--	--	--
Stephen J. Smith	Executive Vice President and Chief Financial Officer	20%	15%	30%	25%
Jacobus A.J. Steffens	Executive Vice President, General Manager - International	20%	15%	30%	25%
Joel B. Ronkin	Executive Vice President, General Manager -- North America Fragrances	20%	15%	30%	25%

(1)

For the fiscal year ended June 30, 2008, the Named Executives, other than Mr. West, will be able to earn 10% of their par bonus potential (which is 100% of base salary for Mr. Beattie and 50% of base salary for all other Named Executives other than Mr. West) each fiscal quarter (for a total of 40% of their par bonus potential) if the Company achieves its applicable quarterly diluted earnings per share targets (excluding any one-time or nonrecurring events reflected in the Company's consolidated financial statements, as may be approved by the Compensation Committee of the Board) ("EPS").

(2)

The Threshold Level Annual Target Bonus under the Management Plan is payable if the Company achieves its threshold operating cash flow target and a minimum diluted EPS target for the fiscal year ended June 30, 2008. For purposes of the Management Plan, "operating cash flow" shall mean cash flow from operating activities, determined in accordance with United States generally accepted accounting principles. All annual performance targets under the Management Plan exclude any one-time or non-recurring events reflected in the Company's consolidated financial statements, as may be approved by the Compensation Committee of the Board.

(3)

The Goal Level Annual Target Bonus under the Management Plan is payable if the Company achieves its budgeted operating cash flow target and a minimum diluted EPS target for the fiscal year ended June 30, 2008.

(4)

The additional Superior Level Annual Target Bonus under the Management Plan is payable if the Company achieves the superior operating cash flow target and a minimum diluted EPS target for the fiscal year ended June 30, 2008.

(5)

Mr. West does not participate in the Management Plan. He is eligible to receive a bonus of $25,000 based on the achievement by the Company's Greater China operations of budgeted EBITDA (earnings before interest, taxes, depreciation and amortization) for the fiscal year ended June 30, 2008.

Performance-Based Restricted Stock

          In recognition of corporate performance for the fiscal year ended June 30, 2007, the Company awarded shares of performance-based restricted common stock ("PBRS") to the Named Executives listed in the table below. The PBRS will vest in full on the second business day after the Company's financial results for the fiscal year ended June 30, 2010 are released to the public, but only if the Named Executive receiving the grant is employed by the Company at the time of vesting and the Company achieves a specified cumulative diluted EPS goal target for the fiscal years ended June 30, 2008, June 30, 2009 and June 30, 2010 (the "PBRS Goal Target"). If, however, the Company achieves a threshold cumulative diluted EPS during that same three-year fiscal period (the "PBRS Threshold"), but not the PBRS Goal Target, 50% percent of the PBRS granted to a Named Executive will vest. For cumulative diluted EPS results between the PBRS Threshold and the PBRS Target, the number of shares of PBRS that will vest will be determined based on interpolation.

Named Executive	Position	PBRS Awarded

E. Scott Beattie	Chairman of the Board, President and Chief Executive Officer	17,200
Stephen J. Smith	Executive Vice President and Chief Financial Officer	6,900
Jacobus A.J. Steffens	Executive Vice President, General Manager - International	2,800
Joel B. Ronkin	Executive Vice President, General Manager - North America Fragrances	9,100

Service-Based Restricted Stock

        The Named Executives listed in the following table were granted shares of the Company's service-based restricted common stock ("SBRS") that vest over a three year period in equal thirds two business days after the Company's release of its financial results for its fiscal years ending June 30, 2008, June 30, 2009 and June 30, 2010, as applicable, if the Named Executive is still employed by the Company:

Named Executive	Position	SBRS Awarded

E. Scott Beattie	Chairman of the Board, President and Chief Executive Officer	17,200
Stephen J. Smith	Executive Vice President and Chief Financial Officer	6,900
Jacobus A.J. Steffens	Executive Vice President, General Manager - International	2,800
Joel B. Ronkin	Executive Vice President, General Manager - North America Fragrances	9,100

Stock Options

         In recognition of performance for the fiscal year ended June 30, 2007, the Board approved a grant of stock options on August 20, 2007 for shares of the Company's common stock, $.01 par value (the "Common Stock"), to the Named Executives listed in the table below. The stock options become exercisable over a three-year period in equal thirds two business days after the Company's release of its financial results for its fiscal years ending June 30, 2008, June 30, 2009 and June 30, 2010, as applicable. The exercise price of the stock options is $23.59 per share, which represents the closing price of the Common Stock on the date of grant. The stock options will expire ten years from the date of grant.

Named Executive	Position	Options Awarded

E. Scott Beattie	Chairman of the Board, President and Chief Executive Officer	88,000
Stephen J. Smith	Executive Vice President and Chief Financial Officer	35,200
Jacobus A.J. Steffens	Executive Vice President, General Manager - International	14,700
Joel B. Ronkin	Executive Vice President, General Manager - North America Fragrances	46,900

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELIZABETH ARDEN, INC.

Date: August 21, 2007	/s/ Stephen J. Smith

Stephen J. Smith Executive Vice President and Chief Financial Officer